UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2009

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
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1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -

Other Events

Item 8.01.

Other Events.

On May 21, 2009, Northeast Utilities and NSTAR issued a joint news release announcing that the Federal Energy Regulatory Commission (FERC) had ruled favorably on their request for a declaratory order and approved the proposed structure of a participant-funded transmission line between New England and Quebec, and the assignment of firm transmission rights to Hydro-Québec (HQ) to enable HQ to deliver low-carbon hydroelectric power to New England.  A copy of the FERC order can be found at the FERC website at: http://www.ferc.gov/whats-new/comm-meet/2009/052109/E-33.pdf.

A copy of the news release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

99

Joint News Release issued by Northeast Utilities and NSTAR on May 21, 2009.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
May 22, 2009	By: /s/ Randy A. Shoop Randy A. Shoop Vice President and Treasurer